UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2015 (August 25, 2015)

RCS Capital Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (866) 904-2988

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Company Restructures Board of Directors and Increases Board Independence

Consistent with previously announced initiatives aimed at enhancing corporate governance, on August 31, 2015, the board of directors of RCS Capital Corporation (the “Company”) announced the implementation of certain changes to the composition of its board of directors to further simplify the Company’s governance structure and increase the proportion of independent members serving on its board of directors.

Resignation of R. Lawrence Roth and Peter M. Budko as Directors

On August 25, 2015, R. Lawrence Roth resigned as a member of the board of directors of the Company. Mr. Roth’s resignation did not result from a disagreement with the Company or the board of directors and therefore disclosure under Item 5.02(a) of Form 8-K is not required. Instead, Mr. Roth will focus on continuing to serve in his capacity as Chief Executive Officer of Cetera Financial Group, the Company’s independent retail advice division (“Cetera”).

In addition, on August 27, 2015, Peter M. Budko resigned as a member of the board of directors of the Company. Mr. Budko’s resignation did not result from a disagreement with the Company or the board of directors and therefore disclosure under Item 5.02(a) of Form 8-K is not required. Mr. Budko has indicated that he will concentrate on his responsibilities in connection with the recently announced creation of AR Global Investments.

Resignation of Brian L. Nygaard as EVP and Chief Operating Officer

On August 31, 2015, Brian L. Nygaard resigned as the Company’s Executive Vice President and Chief Operating Officer. Mr. Nygaard’s resignation did not result from a disagreement with the Company or the board of directors and therefore disclosure under Item 5.02(a) of Form 8-K is not required. Instead, Mr. Nygaard will focus on continuing to serve in his capacity as Executive Vice President and Chief Financial Officer of Cetera.

Item 7.01. Regulation FD Disclosure.

On August 31, 2015, the Company issued a press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RCS Capital Corporation

Date:	August 31, 2015	By:	/s/ EDWARD M. WEIL, JR.
Edward M. Weil, Jr.
Chief Executive Officer and Director